Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

(28)	SUBSEQUENT EVENTS

(a)	Additional Equity offering by the Company

On February 1, 2011, the Company issued 13,800,000 ADSs, representing 13,800,000 ordinary shares at a price of US$12.4 per ADSs, receiving approximately US$164,220, net of certain expenses.

(b)	Additional RMB denominated US$-Settled senior notes offering by the Company

On February 18, 2011 and April 11, 2011, the Company respectively issued an aggregate principal amount of RMB 1,200,000 and RMB 500,000, 10% US$-Settled Senior Notes due 2014 (the “Senior Notes”) and received net proceeds from the offering, after deducting certain expenses, of approximately US$254,994. The Senior Notes bear interest at a rate of 10% per annum, payable semi-annually in arrears and will mature in the year of 2014. The indenture (the “Indenture”) governing the Senior Notes restrict the Company and/or its subsidiaries from incurring additional indebtedness, as defined in the Indenture, unless i) the company and/or its subsidiaries are able to satisfy certain financial ratios, primarily relating to the maintenance of the Consolidated Fixed Charge Coverage Ratio, as defined in the Indenture, to be not less than 2.5 to 1, and the maintenance of the Subsidiaries Indebtedness to Total Consolidated Assets ratio based on certain criteria as defined in the Indenture to be not more than 45% or ii) the Company and/or its subsidiaries are able to incur such additional indebtedness pursuant to any of the exceptions to the financial ratio requirements, and meet other applicable restrictions as specified in the Indenture.

(c)	Additional US dollar bond offering by the Company

Pursuant to a written resolution dated April 26, 2011, the Company’s board of directors approved certain Company’s officer to negotiate with other parties (the “Other Parties”) for the execution of a proposed agreement and other transaction documents (the “Transaction Documents”) relating to the offering of US dollar denominated bond (the “Proposed Bond”) by the Company. Pursuant to the Transaction Documents, the Proposed Bond contains certain financial covenants that the Company and its subsidiaries need to satisfy before obtaining additional borrowings. The interest rate, price and other terms relating to the Bond Offering are to be determined by negotiation between the Company and the Other Parties.

(d)	Japan Earthquake and Tsunami in March 2011

On March 11, 2011, an earthquake with a magnitude of 9.0 occurred in Japan. The earthquake was followed by a tsunami which damaged multiple nuclear reactors at the Fukushima Daiichi Nuclear Power Station. These events have not had any impact on the Company’s consolidated financial statements for the year ended December 31, 2010. During the year ended December 31, 2008, 2009 and 2010, the Group’s sales to customers in Japan accounted for nil, 2.8% and 2.1%, respectively, of the Group’s total net sales. The Group currently does not have any physical presence in Japan. To date, the Group has not experienced any significant disruption to its supply chain, delay in customer orders or cash collection difficulties with its customers as a result of these March 11, 2011 events.